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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2002

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

                               Everest Reinsurance Holdings, Inc.
-------------------------------------------------------------------------------------------------
                      (Exact Name of Registrant as Specified in Charter)

            Delaware                         1-14527                          22-3263609
-------------------------------  -------------------------------  -------------------------------
 (State or Other Jurisdiction              (Commission                   (I.R.S. Employer
        of Incorporation)                  File Number)                  Identification No.)

             477 Martinsville Road
                  P.O. Box 830
           Liberty Corner, New Jersey                                           07938
-------------------------------------------------                 -------------------------------
     (Address of Principal Executive Offices)                                 (Zip Code)
Registrant's telephone number, including area code: 908-604-3000


                                        Not Applicable
-------------------------------------------------------------------------------------------------
                 (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        On November 8, 2002, the registrant executed an Underwriting Agreement and a Pricing Agreement, pursuant to which it expects to complete an offering of 8,000,000 of Everest Re Capital Trust's preferred shares (the "Preferred Shares"), or up to 9,000,000 Preferred Shares if the underwriters' over-allotment option is exercised, pursuant to the Registration Statement on Form S-3 (File No. 333-97367), including the Prospectus, as supplemented, filed with the Securities and Exchange Commission on November 12, 2002, pursuant to Rule 424(b)(5). Executed copies of the Underwriting Agreement and the Pricing Agreement relating to the Preferred Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

        Exhibit No.                                        Document Description
        -----------                                        --------------------

         1.1 Underwriting Agreement, dated November 8, 2002, among Salomon Smith Barney, Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust.

         1.2 Pricing Agreement, dated November 8, 2002, among Salomon Smith Barney, Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: November 13, 2002


                                      By:    /s/ Stephen L. Limauro
                                             ----------------------
                                      Name:  Stephen L. Limauro
                                      Title: Executive Vice President and Chief
                                             Financial Officer











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                                  EXHIBIT INDEX


Exhibit      Description of Document
Number

1.1 Underwriting Agreement, dated November 8, 2002, among Salomon Smith Barney, Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust.

1.2 Pricing Agreement, dated November 8, 2002, among Salomon Smith Barney, Inc., as Representative for the Underwriters named in
             Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust.